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                                 EXHIBIT 23(B)
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                         CONSENT OF ARTHUR ANDERSON LLP
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated July 16, 1997 (except with respect to Note 18, for which the date is August 20, 1997) included in National Data Corporation's Annual Report on Form 10-K for the fiscal year ended May 31, 1997 into this Registration Statement.





/s/ Arthur Andersen LLP
Atlanta, Georgia
January 22, 1998